July 18, 2008

DREYFUS LIFETIME PORTFOLIOS, INC. - INCOME PORTFOLIO

Supplement to Prospectus dated December 15, 2007

     The Board of Directors of Dreyfus LifeTime Portfolios, Inc. has approved the liquidation of the Income Portfolio (the “Fund”), effective on or about September 23, 2008 (the “Liquidation Date”). Accordingly, effective on or about August 1, 2008, no new or subsequent investments in the Fund will be permitted.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

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